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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 18, 2004




                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                  000-50516             13-4104684
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   (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)             File Numbers)      Identification No.)


             3 Times Square, 12th Floor
                   New York, NY                                 10036
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      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100

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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

          On June 18, 2004, Eyetech Pharmaceuticals, Inc. announced the appointment of Michael J. Regan to the Board of Directors of Eyetech. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2004             EYETECH PHARMACEUTICALS, INC.


                                 By:      /s/ Glenn P. Sblendorio
                                          --------------------------------
                                 Name:    Glenn P. Sblendorio
                                 Title:   Senior Vice President, Finance and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


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
         Exhibit No.           Description
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
            99.1               Press release dated June 18, 2004 announcing the
                               appointment of Michael J. Regan to its
                               Board of Directors.
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